Exhibit 99.2

                                                                  EXECUTION COPY

                               NUTRITION 21, INC.
                         COMMON STOCK PURCHASE AGREEMENT


         This Common Stock Purchase Agreement (this "Agreement") is made and entered into as of October 9, 2003, by and among NUTRITION 21, Inc., a New York corporation (the "Company"), and each of the purchasers listed on Exhibit A attached hereto (collectively, the "Purchasers" and individually, a "Purchaser").


                                    RECITALS

         WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, shares of Common Stock, par value $0.005 per share, of the Company (the "Common Stock") on the terms and conditions set forth in this Agreement; and


         WHEREAS, the Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").


         NOW, THEREFORE, in consideration of the foregoing, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AGREEMENT TO PURCHASE AND SELL STOCK.

              (a) Authorization. The Company's Board of Directors has authorized the issuance, pursuant to the terms and conditions of this Agreement, of up to 4,100,000 shares of Common Stock (the "Purchased Shares").

              (b) Agreement to Purchase and Sell Securities. Subject to the terms and conditions of this Agreement, each Purchaser, severally and not jointly, agrees to purchase, and the Company agrees to sell and issue to each Purchaser, at the Closing (as defined below), that number of Purchased Shares set forth opposite such Purchaser's name on Exhibit A attached hereto. The purchase price of each Purchased Share (the "Per Share Price") shall be $0.80.

              (c) Use of Proceeds. The Company intends to apply the net proceeds from the sale of the Purchased Shares for general corporate purposes.




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

              (d) Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.


         2. CLOSING. The purchase and sale of the Purchased Shares shall take place at the offices of Oscar D. Folger, Esq., 521 Fifth Avenue, New York, New York 10175, at 10:00 a.m. New York time, on October 9, 2003, or at such other time and place as the Company and Purchasers that represent at least a majority of the Purchased Shares mutually agree upon (which time and place are referred to in this Agreement as the "Closing"). At the Closing, the Company shall authorize its transfer agent to issue to each Purchaser, against delivery of payment for the Purchased Shares by wire transfer of immediate available funds in accordance with the Company's instructions, one or more stock certificates (the "Certificates") registered in the name of each Purchaser (or in such nominee name(s) as designated by such Purchaser in the Stock Certificate Questionnaire attached hereto as Appendix I), representing the number of shares set forth opposite the appropriate Purchaser's name on Exhibit A hereto, and bearing the legend set forth in Section 4(j) herein. Closing documents may be delivered by facsimile with original signature pages sent by overnight courier. The date of the Closing is referred to herein as the Closing Date. 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser that the statements in this Section 3 are true and correct, except as set forth in the SEC Documents (as defined below) or in the Disclosure Letter on Exhibit C attached hereto delivered to the Purchasers concurrently herewith:


              (a) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all corporate power and authority required to (i) carry on its business as presently conducted and (ii) enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby. Each of the Company and its subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, reasonably would be expected not to have or result in a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in, the business, operations, financial condition, results of operations, assets or liabilities of the Company and its subsidiaries.


              (b) Capitalization. The capitalization of the Company, without listing the Purchased Shares to be issued pursuant to this Agreement, is as follows:




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              (i) The  authorized  capital  stock  of the  Company  consists  of
65,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.


              (ii) As of October 2, 2003, the issued and outstanding capital stock of the Company consisted of 33,924,488 shares of Common Stock and no shares of Preferred Stock. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights.


              (iii) As of October 2, 2003, the Company had 6,514,002 shares of Common Stock reserved for issuance upon exercise of outstanding options and 845,000 shares of Common Stock reserved for issuance upon exercise of warrants.


              (iv) As of October 2, 2003, there were 258,500 shares of Common Stock available for grant under the Company's 1998 Stock Option Plan, 917,000 shares of Common Stock available for grant under the Company's 2001 Stock Option Plan, and 2,500,000 shares available for grant under the Company's 2002 Inducement Stock Option Plan.



         With the exception of the foregoing in this Section 3(b), there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock. The issuance and sale of the Purchased Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person other than the Purchasers and C.E. Unterberg, Towbin and will not trigger the right of any holder of securities of the Company to adjust the exercise, conversion, exchange or reset price of such securities.


         (c) Subsidiaries. Except for Nutrition 21 LLC, of which the primary assets and liabilities are those of the Company's ingredients business, and certain inactive subsidiaries, the Company does not have any subsidiaries, nor does the Company own any capital stock of, assets comprising the business of, obligations of, or any other interest (including any equity or partnership interest) in, any person or entity.


         (d) Due Authorization. All corporate actions on the part of the Company necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement and the authorization, issuance, reservation for issuance and delivery of all of the Purchased Shares being sold under this Agreement have been taken, no further consent or authorization of the Company or the Board of Directors or its stockholders is required (including NASD Marketplace Rule 4350(i)(1)(D)), and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as may be limited by (1) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (2) the effect of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.




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         (e) Valid Issuance of Stock.


              (i) Valid Issuance. The shares of Common Stock to be issued pursuant to this Agreement will be, upon payment therefor by the Purchasers in accordance with this Agreement, duly authorized, validly issued, fully paid and non-assessable free from all taxes, liens, claims, encumbrances with respect to the issuance of such shares and will not be subject to any pre-emptive rights or similar rights.


              (ii) Compliance with Securities Laws. Subject to the accuracy of the representations made by the Purchasers in Section 4 hereof, the Purchased Shares (assuming no change in applicable law and no unlawful distribution of Purchased Shares by the Purchasers or other parties) will be issued to the Purchasers in compliance with applicable exemptions from (1) the registration and prospectus delivery requirements of the Securities Act and (2) the registration and qualification requirements of all applicable securities laws of the states of the United States.


         (f) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, or notice to, any federal, state or local governmental authority or self regulatory agency on the part of the Company is required in connection with the issuance of the Purchased Shares to the Purchasers, or the consummation of the other transactions contemplated by this Agreement, except (i) such filings as have been made prior to the date hereof, (ii) the filing of a notification form with The Nasdaq National Market ("Nasdaq") and (iii) such additional post-Closing filings as may be required to comply with applicable state and federal securities laws and the listing requirements of Nasdaq.


         (g) Non-Contravention. The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (including issuance of the Purchased Shares), do not (i) contravene or conflict with the Restated Certificate of Incorporation or Bylaws of the Company; (ii) constitute a material violation of any provision of any federal, state, local or foreign law, rule, regulation, order or decree binding upon or applicable to the Company; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any material benefit to which the Company is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Company under, any material contract to which the Company is a party or any material permit, license or similar right relating to the Company or by which the Company may be bound or affected.


         (h) Litigation. Except as set forth in the SEC Documents or in the Disclosure Letter, there is no action, suit, proceeding, claim, arbitration or investigation before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (each, an "Action") pending or, to the Company's knowledge, threatened: (i) against or affecting the Company, its activities, properties or assets, or any officer, director or employee of the Company in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company, that, if there were an unfavorable decision, would reasonably be expected to have or result in a Material Adverse Effect on the Company, or (ii) that adversely affects or seeks to prevent, enjoin, alter, challenge or delay the transactions contemplated by this Agreement (including issuance of the Purchased Shares). The Company is not a party to or subject to the provisions of, any order,


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

writ, injunction, judgment or decree of any court or government agency or instrumentality. No Action by the Company is currently pending nor does the Company intend to initiate any Action that is reasonably likely to have a Material Adverse Effect on the Company. During the past three years, neither the Company nor its subsidiary, nor any executive officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. During the past five years, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. During the past five years, the SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the Securities Act.


         (i) Compliance with Law and Charter Documents. The Company is not in violation or default of any provisions of its Restated Certificate of
Incorporation or Bylaws, each as amended The Company has complied in all respects and is currently in compliance with all applicable statutes, laws, rules, regulations and orders of the United States of America and all states thereof, foreign countries and other governmental bodies and agencies having jurisdiction over the Company's business or properties, except for any instance of non-compliance that has not had, and would not reasonably be expected to have, a Material Adverse Effect.


         (j) Material Non-Public Information. To the Company's knowledge, it has not provided to the Purchasers any material non-public information other than information related to the material terms and conditions of the transactions contemplated by this Agreement, and all of which shall be disclosed as part of the Press Release described in Section 9(m) hereof.


         (k) SEC Documents.


              (1) Reports. The Company has at least for the last five years filed in a timely manner all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder and are available on EDGAR. The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003 (the "Form 10-K"), and its Proxy Statement for its 2002 Annual Meeting of Stockholders (the "Proxy Statement") filed by the Company with the SEC (the Form 10-K and the Proxy Statement are collectively referred to herein as the "SEC Documents"). Each of the SEC Documents, as of the respective date thereof (or if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each SEC Document, as it may have been subsequently amended by filings made by the Company with the SEC prior to the date hereof, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Document.


              (2) Financial Statements. The financial statements of the Company in the SEC Documents present fairly, in accordance with United States generally accepted accounting principles ("GAAP"), consistently applied, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the period therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments.


         (l) Absence of Certain Changes Since Balance Sheet Date. Since June 30, 2003, the business and operations of the Company have been conducted in the ordinary course consistent with past practice, and there has not been:


              (i) any declaration, setting aside or payment of any dividend or other distribution of the assets of the Company with respect to any shares of capital stock of the Company or any repurchase, redemption or other acquisition by the Company or any subsidiary of the Company of any outstanding shares of the Company's capital stock;


              (ii) any damage, destruction or loss, whether or not covered by insurance, except for such occurrences, individually and collectively, that have not had, and would not reasonably be expected to have, a Material Adverse Effect;


              (iii)  any  waiver  by the  Company  of a  valuable  right or of a material debt owed to it, except for such waivers, individually and collectively, that have not had, and would not reasonably be expected to have, a Material Adverse Effect;


              (iv) any material change or amendment to, or any waiver of any material right under a material contract or arrangement by which the Company or any of its assets or properties is bound or subject, except for changes, amendments or waivers that are expressly provided for or disclosed in this Agreement; (v) any change by the Company in its accounting principles, methods or practices or in the manner in which it keeps its accounting books and records, except any such change required by a change in GAAP or by the SEC; or


              (vi) any other event or condition of any character, except for such events and conditions that have not resulted, and are not expected to result, either individually or collectively, in a Material Adverse Effect.


         (m) Intellectual Property. The Company owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights or other information (collectively, "Intellectual Property"), which are necessary to conduct its businesses as currently conducted, except where the failure to currently own or possess would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. The Company has not received any written notice of, and has no actual knowledge of, any infringement of or conflict with asserted rights of others with respect to any Intellectual Property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, and to the Company's knowledge, none of the patent rights owned or licensed by the Company are unenforceable or invalid.


         (n) Registration Rights. Except in respect of 540,000 shares of Common Stock issuable on exercise of warrants and as provided in Section 5 herein, effective upon the Closing, the Company is not currently subject to any agreement providing any person or entity any rights



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(including piggyback  registration rights) to have any securities of the Company registered with the SEC or registered or qualified with any other governmental authority.


         (o) Title to Property and Assets. The properties and assets of the Company are owned by the Company free and clear of all mortgages, deeds of trust, liens, charges, encumbrances and security interests except for (i) statutory liens for the payment of current taxes that are not yet delinquent, and (ii) liens, encumbrances and security interests that arise in the ordinary course of business and do not in any material respect affect the properties and assets of the Company. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects.


         (p) Taxes. The Company has filed all necessary federal, state, and foreign income and franchise tax returns due prior to the date hereof and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any material tax deficiency which has been or might be asserted or threatened against it. (q) Insurance. The Company maintains insurance of the types and in the amounts that the Company reasonably believes is prudent and adequate for its business, all of which insurance is in full force and effect.


         (r) General Solicitation. Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Purchased Shares.


         (s) Registration Statement Matters. The Company meets the eligibility requirements for use of a Form S-3 Registration Statement for the resale of the Purchased Shares by the Purchasers. Assuming the completion and timely delivery of the Registration Statement Questionnaire by each Purchaser to the Company, the Company is not aware of any facts or circumstances that would prohibit or delay the preparation and filing of a registration statement with respect to the Purchased Shares.


         (t) No Integrated Offering. Neither the Company, nor any Affiliate (as hereafter defined) of the Company, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Purchased Shares to be integrated with prior offerings by the Company for purposes of the Securities Act, any applicable state securities laws or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any national securities exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company take any action or steps that would cause the offering of the Purchased Shares to be integrated with other offerings.


         (u) Nasdaq Listing Matters. The Common Stock of the Company is registered and listed on Nasdaq under the ticker symbol "NXXI." The Company in September 2003 received notice from Nasdaq that it is in compliance with the listing and maintenance requirements of Nasdaq. The issuance and sale of the Purchased Shares under this Agreement does not contravene the rules and regulations of Nasdaq.




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

         (v) Non-Investment Company. The Company is not, and is not an affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (w) No Labor Issues. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.


         (x) Internal Auditing Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed period report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.


         4.   REPRESENTATIONS,   WARRANTIES   AND  CERTAIN   AGREEMENTS  OF  THE
PURCHASERS. Each Purchaser hereby represents and warrants to the Company, severally and not jointly, and agrees that:


         (a) Organization Good Standing and Qualification. The Purchaser has all corporate, membership or partnership power and authority required to enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby.


         (b) Authorization. The execution of this Agreement has been duly authorized by all necessary corporate, membership or partnership action on the part of the Purchaser. This Agreement constitutes the Purchaser's legal, valid and binding obligation, enforceable in accordance with its terms, except (i) as may be limited by (1) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (2) the effect of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

         (c) Litigation. There is no Action pending to which such Purchaser is a
Party  that  seeks  to  prevent,   enjoin,   alter  or  delay  the  transactions
contemplated by this Agreement.


         (d) Purchase for Own Account. The Purchaser is acquiring the Purchased Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling the Purchased Shares or any part thereof, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of the Purchased Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. The Purchaser will not distribute or resell the Purchased Shares or any part thereof through any broker-dealer registered under Section 15 of the Exchange Act that is affiliated or associated with such Purchaser. Nothing contained herein shall be deemed a representation or warranty by the Purchaser to hold the Purchased Shares for any period of time. The Purchaser is acquiring the Purchased Shares hereunder in the ordinary course of its business. The Purchaser does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Purchased Shares.


         (e) Investment Experience. The Purchaser understands that the purchase of the Purchased Shares involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it can bear the economic risk of its investment in the Purchased Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Purchased Shares and protecting its own interests in connection with this investment.


         (f) Purchaser Status. The Purchaser is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act. The Purchaser is not a registered broker dealer under Section 15 of the Exchange Act.


         (g) Reliance Upon Purchaser's Representations. The Purchaser understands that the issuance and sale of the Purchased Shares to it will not be registered under the Securities Act on the ground that such issuance and sale will be exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is based on each Purchaser's representations set forth herein.


         (h) Receipt of Information. The Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance and sale of the Purchased Shares and the business, properties, prospects and financial condition of the Company and to obtain any additional information requested and has received and considered all information it deems relevant to make an informed decision to purchase the Purchased Shares.


         (i) Restricted Securities. The Purchaser understands that the Purchased Shares have not been registered under the Securities Act and will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Purchased Shares unless (i) pursuant to an effective registration statement under the Securities Act, (ii) such holder provides the Company with an opinion of counsel, in form and substance reasonably acceptable to the Company's counsel, to the effect that a sale, assignment or transfer of the Securities may be made without registration under the Securities Act and the transferee agrees to be bound by the terms and conditions of this Agreement, or (iii) such holder provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the Securities can be sold pursuant to Rule 144 promulgated under the Securities Act ("Rule 144"), or (iv) pursuant to Rule 144(k) following the applicable holding period.


         (j) Legends. The Purchaser agrees that the certificates for the Purchased Shares shall bear the following legend:



                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE LAWS AND RULES, OR, UNLESS, IMMEDIATELY PRIOR TO THE TIME SET FOR TRANSFER, SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE STATE LAWS AND RULES. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

         and that the following language shall appear below such legend:


                           The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Purchased Shares to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Purchased Shares to the pledgees or secured parties. Any Purchased Shares transferred to such a pledgee or secured party would remain subject to all of the restrictions set forth in the Common Stock Purchase Agreement, dated October 8, 2003, by and among the Company and the Purchasers. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the securities are subject to registration pursuant to the Common Stock Purchase Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

         In addition, the Purchaser agrees that the Company may place stop transfer orders with its transfer agents with respect to such certificates in order to implement the restrictions on transfer set forth in this Agreement. Upon delivery by the Purchaser to the Company of satisfactory evidence, as reasonably may be required by the Company, that the legend or stop transfer orders are not required to ensure compliance with the Securities Act, the appropriate portion of the legend or the stop transfer orders will be promptly removed and a certificate free of such restrictions will be delivered to such Purchaser. For purposes of the foregoing, satisfactory evidence shall include demonstrations (i) that such securities are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or (ii) that such securities have been resold under the Registration Statement in compliance with the prospectus delivery requirement. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 4(j).


         (k) Questionnaires. The Purchaser has completed or caused to be completed the Stock Certificate Questionnaire and the Registration Statement
Questionnaire, attached to this Agreement as Appendices I and II, for use in preparation of the Registration Statement (as defined in Section 5(a)(ii) below), and the answers to such Questionnaires are true and correct as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Purchasers shall be entitled to update such information by providing written notice thereof to the Company before the effective date of such Registration Statement.


         (l) Restrictions on Short Sales. The Purchaser represents and warrants that, during the period beginning on the date on which C.E. Unterberg, Towbin, a financial advisor to the Company, advised the Purchaser that C.E. Unterberg, Towbin was authorized by the Company to disclose to such Purchaser the terms and conditions of the transaction contemplated by this Agreement (and involving the Company) and ending on the Closing Date, neither it nor any Affiliate (as defined below) of such Purchaser has engaged in any "short sales"(as such term is defined in Rule 3b-3 promulgated under the Exchange Act) of the Company's Common Stock. The Purchaser further agrees that neither Purchaser nor any Affiliate of such Purchaser shall engage in any "short sales" of the Company's Common Stock on or before the fifth (5th) business day following issuance of the Press Release described in Section 9(m) hereof. The restrictions in this Section 4(l) shall not apply to any Affiliate of the Purchaser to the extent that such Affiliate is acting in the capacity of a broker-dealer executing unsolicited third party transactions. The term "short sale" includes any transaction which reduces the risk or is designed to reduce the risk of owning shares of the Company Common Stock, including, without limitation, collar type transactions. An "Affiliate" of any specified Purchaser means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Purchaser. "Control" means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         (m) Purchasers Not Acting in Concert. The Purchaser represents and warrants that it has made an independent decision to purchase the Purchased Shares and that it intends to continue to make independent investment decisions with respect to the Purchased Shares. The Purchaser further represents and warrants that it has not acted together with any of the other Purchasers in a manner that could be deemed to create a "group" pursuant to Rule 13(d)-5(b) promulgated under the Exchange Act.


         5. FORM D FILING; REGISTRATION; COMPLIANCE WITH THE SECURITIES ACT.


         (a) Form D Filing; Registration of Purchased Shares. The Company hereby agrees that it shall:


              (i) file in a timely manner a Form D relating to the sale of the Purchased Shares under this Agreement, pursuant to Regulation D promulgated under the Securities Act;

              (ii) prepare and file with the SEC as soon as practicable and in no event later than thirty (30) days following the Closing, a registration statement on Form S-3 (the "Registration Statement"), to enable the resale of the Purchased Shares (collectively, the "Registrable Shares", including any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Purchased Shares) by the Purchasers from time to time on Nasdaq and use all commercially reasonable efforts to cause such Registration Statement to be declared effective as promptly as possible after filing, but in any event, within ninety (90) days after the Closing Date and to remain continuously effective until the earlier of
(1) the second anniversary of the effective date of the Registration  Statement,
(2) the date on which all Registrable Shares purchased by the Purchasers pursuant to this Agreement have been sold thereunder and (3) the date on which the Registrable Shares can be sold by non-affiliates of the Company pursuant to Rule 144(k) promulgated under the Securities Act (the "Registration Period"). In the event that the Company does not meet the requirements for the use of Form S-3, the Company shall use such other form as is available for such a registration, and shall convert such other form to Form S-3, or file a replacement registration statement on Form S-3, promptly after the first date on which it meets such requirements;


              (iii) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective at all times until the end of the Registration Period;


              (iv) furnish to the Purchasers with respect to the Registrable Shares registered under the Registration Statement such reasonable number of copies of any prospectus in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchasers;


              (v) use its commercially reasonable efforts to file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchasers; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

              (vi)  use  its  commercially   reasonable  efforts  to  cause  the
Registrable Shares to be listed on Nasdaq on the date on which the Registration Statement is declared effective;


              (vii)   promptly   notify  the  Purchasers  in  writing  when  the
Registration  Statement has been declared effective;

              (vii) promptly notify the Purchasers in writing of the existence of any fact or the happening of any event, during the Registration Period (but not as to the substance of any such fact or event), that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading (provided, however, that no notice by the Company shall be required pursuant to this subsection (viii) in the event that the Company either contemporaneously files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information with respect to such material event that results in such Registration Statement no longer containing any such untrue or misleading statements);


              (ix) furnish to each Purchaser upon written request, from the date of this Agreement until the end of the Registration Period, one copy of its periodic reports filed with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder;


              (x) bear all expenses in connection with the procedures described in paragraphs (i) through (vii) of this Section 5(a) and the registration of the Registrable Shares pursuant to the Registration Statement other than fees and expenses, if any, of legal counsel or other advisers to the Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchasers, if any.



         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 5(a) with respect to Registrable Shares held by a Purchaser that such Purchaser shall timely furnish to the Company a completed Registration Statement Questionnaire on or before the Closing Date and such other written information regarding itself, the Registrable Shares to be sold by such Purchaser, and the intended method of disposition of the Registrable Shares as shall be required to effect the registration of the Registrable Shares.


         (b) Liquidated Damages.


              (i) Delay in Effectiveness of Registration Statement. In the event that the Registration Statement is not declared effective by the date that is ninety (90) days following the Closing Date or, in the event of a review of the Registration Statement by the SEC, one hundred twenty (120) days following the Closing Date, the Company shall pay to each Purchaser liquidated damages in an amount equal to two percent (2%) of the total purchase price of the Purchased Shares purchased by such Purchaser pursuant to this Agreement payable, at the election of the Company, (1) in cash or (2) in that number of shares of Common Stock equal to the amount owed in liquidated damages under this Section 5(b)(i) divided by the Per Share Price (rounding up to the nearest whole share). There shall be no other liability or remedy for any circumstance to which this Agreement applies liquidated damages.


              (ii) Lapse in Effectiveness of Registration Statement. In the event that the Registration Statement is filed and declared effective but, during the Registration Period, shall thereafter cease to be effective or useable or the prospectus included in the Registration Statement (the "Prospectus", as amended or supplemented by any prospectus supplement and by all other amendments thereto and all material incorporated by reference in such Prospectus) ceases to be usable, in either case, in connection with resales of Registrable Shares, without such lapse being cured within ten (10) business days (the "Cure Period") by a post-effective amendment to the Registration Statement, a supplement to the Prospectus or a report filed with the SEC pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such lapse, then the Company shall pay to each Purchaser, other than in circumstances described in Section 5(c)(ii) and (iii) below, liquidated damages, for the period from and including the first day following the expiration of the Cure Period until, but excluding, the earlier of (1) the date on which such failure is cured and (2) the date on which the Registration Period expires, at a rate equal to two percent (2%) per annum (pro rata on a 360 day basis) of the total purchase price of the Purchased Shares purchased by such Purchaser pursuant to this Agreement. Such liquidated damages shall be payable monthly, at the election of the Company, (x) in cash or (y) in that number of shares of Common Stock equal to the amount owed to such Purchaser in liquidated damages under this Section 5(b)(ii) divided by the Per Share Price (rounding up to the nearest whole share).


              (iii) The Company shall include in the Registration Statement any additional shares of Common Stock issued by the Company under this Section 5(b).


         (c) Transfer of Registrable Shares After Registration; Suspension.


              (i) The Purchasers agree that they will not offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Registrable Shares that would constitute a sale within the meaning of the Securities Act except pursuant to either (1) the Registration Statement, (2) Rule 144 of the Securities Act or (3) any other exemption from registration under the Securities Act, and that they will promptly notify the Company of any changes in the information set forth in the Registration Statement after it is prepared regarding the Purchaser or its plan of distribution to the extent required by applicable law.


              (ii) In addition to any suspension rights under paragraph (iii) below, the Company, upon the happening of any pending corporate development, public filing with the SEC or similar event, that, in the judgment of Company's Board of Directors, renders it advisable to suspend use of the prospectus, may, for no more than thirty (30) days in the aggregate, suspend use of the prospectus, on written notice to each Purchaser (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), in which case each Purchaser shall discontinue disposition of Registrable Shares covered by the Registration Statement or prospectus until copies of a supplemented or amended prospectus are distributed to the Purchasers or until the Purchasers are advised in writing by the Company that sales of Registrable Shares under the applicable prospectus may be resumed and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. The suspension and notice thereof described in this Section 5(c)(ii) shall be held in strictest confidence and shall not be disclosed by the Purchasers.


              (iii) Subject to paragraph (iv) below, in the event of: (1) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information, (2) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(3) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (4) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to the Purchasers (the "Suspension Notice") to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), and, upon receipt of such Suspension Notice, the Purchasers will discontinue disposition of Registrable Shares covered by to the Registration Statement or prospectus (a "Suspension") until the Purchasers' receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until the Purchasers are advised in writing by the Company that the current prospectus may be used, and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the prospectus so suspended to be resumed as soon as possible after delivery of a Suspension Notice to the Purchasers. The Suspension and Suspension Notice described in this Section 5(c)(iii) shall be held in strictest confidence and shall not be disclosed by the Purchasers.


              (iv) Provided that a Suspension is not then in effect, the Purchasers may sell Registrable Shares under the Registration Statement, provided that the selling Purchaser arranges for delivery of a current prospectus to the transferee of such Registrable Shares to the extent such delivery is required by applicable law.


              (v) In the event of a sale of  Registrable  Shares by a Purchaser, such Purchaser must also deliver to the Company's transfer agent, with a copy to the Company, a certificate of subsequent sale reasonably satisfactory to the Company, so that ownership of the Registrable Shares may be properly transferred. The Company will cooperate to facilitate the timely preparation and delivery of certificates (unless otherwise required by applicable law) representing Registrable Shares sold.

         (d) Indemnification. For the purpose of this Section 5(d), the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 5(a).


              (i) Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Purchasers and each person, if any, who controls any Purchaser within the meaning of the Securities Act, to the fullest extent permitted by law, against any and all losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such controlling person may become subject, under the Securities Act, the, Exchange Act or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, expense or action arises out of or is based upon (1) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment to or supplement of the Registration Statement or Prospectus made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use in the Registration Statement or the Prospectus, (2) the failure of such Purchaser to comply with the covenants and agreements contained in this Agreement respecting resale of the Purchased Shares, or (3) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser before the pertinent sale or sales by the Purchaser.


              (ii)  Indemnification  by  the  Purchaser.   Each  Purchaser  will
severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, its directors, its officers who signed the Registration Statement and any controlling persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (1) any failure on the part of such Purchaser to comply with the covenants and agreements contained in this Agreement respecting the sale of the Purchased Shares or (2) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement, and any controlling persons for any legal and other expense reasonably incurred by the Company, its directors, its officers who signed the Registration Statement, and any controlling persons, in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Notwithstanding the provisions of this
Section 5(d), the Purchaser shall not be liable for any indemnification obligation under this Agreement in excess of the aggregate amount of net proceeds received by the Purchaser from the sale of the Registrable Shares pursuant to the Registration Statement giving rise to such indemnification obligation.


         (iii) Indemnification Procedure.


              (1)  Promptly  after  receipt by an  indemnified  party under this
Section 5(d) of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5(d), promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 5(d) or otherwise, to the extent it is not prejudiced as a result of such failure.


              (2) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 5(d) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:


              a) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party, representing all of the indemnified parties who are parties to such action); or


              b) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action against the indemnified party, in each of which cases the reasonable fees and expenses of counsel for the indemnified party shall be at the expense of the indemnifying party.


         (iv) Contribution. If the indemnification provided for in this Section 5(d) is required by its terms but is for any reason held to be unavailable to, or is otherwise insufficient to hold harmless, an indemnified party under this
Section 5(d) with respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this
Agreement:

              (1) in such proportion as is appropriate to reflect the relative faults of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations, or


              (2) if the allocation provided by clause (1) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative faults referred to in clause (1) above but the relative benefits received by the Company and the Purchaser from the placement of Common Stock.



         The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount to which the consideration paid by such Purchaser to the Company pursuant to this Agreement for the Purchased Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Purchased Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company and each Purchaser shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate material fact relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(d)(iii), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 5(d)(iii) with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 5(d)(iv); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 5(d)(iii) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 5(d)(iv) were determined solely by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 5(d)(iv), no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 5(d)(iv) are several and not joint.


              (e) Rule 144 Information. For two years after the date of this Agreement, the Company shall file in a timely manner all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder and shall take such further action to the extent required to enable the Purchasers to sell the Purchased Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).


         6. ADVISORY FEE. The Purchasers acknowledge that the Company intends to pay to C.E. Unterberg, Towbin, a financial advisor, a fee in respect of the sale of the Purchased Shares. Each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Purchased Shares to the Purchasers. The Company shall indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing by the Company to C.E. Unterberg, Towbin or any other person or firm acting on behalf of the Company hereunder.


         7. CONDITIONS TO THE PURCHASER'S OBLIGATIONS AT CLOSING. The obligations of the Purchasers under Section 1(b) of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:


              (a) Representations and Warranties True. Each of the representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the date hereof and on and as of the date of the Closing, except as set forth in the Disclosure Letter or the SEC Documents, with the same effect as though such representations and warranties had been made as of the Closing.


              (b) Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.


              (c) Compliance Certificate. The Company will have delivered to the Purchasers a certificate signed on its behalf by its Chief Executive Officer or Chief Financial Officer certifying that the conditions specified in Sections 7(a) and 7(b) hereof have been fulfilled.

              (d) Agreement. The Company shall have executed and delivered to the Purchasers this Agreement.

              (e) Securities Exemptions. The offer and sale of the Purchased Shares to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.


              (f) No Suspension of Trading or Listing of Common Stock. The Common Stock of the Company (i) shall be designated for quotation or listed on Nasdaq and (ii) shall not have been suspended from trading on Nasdaq.


              (g) Good Standing Certificates. The Company shall have delivered to the Purchasers a certificate of the Secretary of State of New York, dated as of a date within five days of the date of the Closing, with respect to the good standing of the Company.


              (h) Secretary's Certificate. The Company shall have delivered to the Purchasers a certificate of the Company executed by the Company's Assistant Secretary attaching and certifying to the truth and correctness of (1) the Company's Restated Certificate of Incorporation, (2) the Company's Bylaws and
(3) the resolutions adopted by the Company's Board of Directors in connection with the transactions contemplated by this Agreement.


              (i) Opinion of Company Counsel. The Purchasers will have received an opinion on behalf of the Company, dated as of the date of the Closing, from Oscar D. Folger, Esq., counsel to the Company, in the form attached as Exhibit B.


              (j) No Statute or Rule Challenging Transaction. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or the staff of any of the foregoing, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.


              (k) Other Actions. The Company shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by the Purchasers in connection with the transactions contemplated hereby.

              (l) Amount Invested. The Purchasers under this Agreement shall have tendered at Closing at least $3,000,000 in the aggregate for the Purchased Shares.


              (m) Purchased Share Certificates. The Company shall have delivered to each Purchaser a Certificate or Certificates representing the Purchased Shares attributable to such Purchaser in accordance with Section 2 hereof.


         8. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Purchasers under this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:


              (a) Representations and Warranties True. The representations and warranties of the Purchasers contained in Section 4 shall be true and correct in all material respects on and as of the date hereof and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing.


              (b) Performance. The Purchasers shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.


              (c) Agreement. The Purchasers shall have executed and delivered to the Company this Agreement (and Appendix II hereto).


              (d) Securities Exemptions. The offer and sale of the Purchased Shares to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.


              (e) Payment of Purchase Price. The Purchasers shall have delivered to the Company by wire transfer of immediately available funds, full payment of the purchase price for the purchased shares as specified in Section 1(b).

              (f) Other Actions. The Purchasers shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by the Company in connection with the transactions contemplated hereby.


              (g) No Statute or Rule Challenging Transaction. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or the staff of any of the foregoing, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.


              (h) Amount Invested. The Purchasers under this Agreement shall have tendered at Closing at least $3,000,000 in the aggregate for the Purchased Shares.


         9. MISCELLANEOUS.


              (a) Successors and Assigns. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the total aggregate number of Purchased Shares then outstanding (excluding any shares sold to the public pursuant to Rule 144 or otherwise). Any Purchaser may assign its rights under this Agreement to any person to whom the Purchaser assigns or transfers any Purchased Shares, provided that such transferee agrees in writing to be bound by the terms and provisions of this Agreement, makes representations and warranties to the Company that are substantially equivalent to those made herein by the Purchasers, accepts legended certificates for its shares of Common Stock if deemed necessary in the Company's counsel opinion and, in the opinion of the Company's counsel, such transfer is in compliance with the terms and provisions of this Agreement and permitted by federal and state securities laws.

              (b) Governing Law. This Agreement will be governed by and construed under the internal laws of the State of New York, without reference to principles of conflict of laws or choice of laws. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

              (c) Survival. The representations and warranties of the Company and the Purchasers contained in Sections 3 and 4 of this Agreement shall survive until the first (1st) anniversary of the Closing Date.


              (d) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


              (e) Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules will, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by reference.


              (f) Notices. Any notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered (i) personally by hand or by courier, (ii) mailed by United States first-class mail, postage prepaid or (iii) sent by facsimile directed (A) if to the Purchaser, at the Purchaser's address or facsimile number set forth on Exhibit A to this Agreement, or at such address or facsimile number as the Purchaser may designate by giving at least ten (10) days' advance written notice to the Company or (b) if to the Company, to its address or facsimile number set forth below, or at such other address or facsimile number as a Seller may designate by giving at least ten (10) days' advance written notice to the Purchaser. All such notices and other communications shall be deemed given upon (i) receipt or refusal of receipt, if delivered personally, (ii) three days after being placed in the mail, if mailed, or (iii) confirmation of facsimile transfer, if faxed.

         The address of the Company for the purpose of this Section 9(f) is as follows:

         Nutrition 21, Inc.
         4 Manhattanville Road
         Purchase, New York 10577-2197
         (914) 701-4500
         (914) 696-0860 /fax
         Attention:  Paul Intlekofer

         with a copy to:
         --------------

                  Nutrition 21, Inc.
                           4 Manhattanville Road
                           Purchase, New York 10577-2197
                           (914) 701-4500
                           (914) 696-0860 /fax
                           Attention:  Benjamin T. Sporn

                           and another copy to:

                           Oscar D. Folger
                           521 Fifth Avenue, 24th floor
                           New York, NY 10175
                           (212) 697-6464
                           (212) 697-7833 /fax

              (g) Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Purchased Shares representing at least a majority of the total aggregate number of Purchased Shares then outstanding (excluding any shares sold to the public pursuant to Rule 144 or otherwise). Any amendment or waiver effected in accordance with this Section 9(f) will be binding upon the Purchasers, the Company and their respective successors and assigns.


              (h) Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.


              (i) Entire Agreement. This Agreement, together with all exhibits and schedules hereto and thereto constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.


              (j) Further Assurances. From and after the date of this Agreement, upon the request of the Company or the Purchasers, the Company and the Purchasers will execute and deliver such instruments, documents or other writings, and take such other actions, as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.


              (k) Meaning of Include and Including. Whenever in this Agreement the word "include" or "including" is used, it shall be deemed to mean "include, without limitation" or "including, without limitation," as the case may be, and the language following "include" or "including" shall not be deemed to set forth an exhaustive list.

              (l) Fees, Costs and Expenses. Except as otherwise provided for in this Agreement, all fees, costs and expenses (including attorneys' fees and expenses) incurred by any party hereto in connection with the preparation, negotiation and execution of this Agreement and the exhibits and schedules hereto and the consummation of the transactions contemplated hereby and thereby (including the costs associated with any filings with, or compliance with any of the requirements of, any governmental authorities), shall be the sole and exclusive responsibility of such party. Notwithstanding the foregoing, in the event of a Closing, the Company agrees to reimburse one special counsel for all Purchasers for the Purchasers' reasonable out-of-pocket expenses and legal fees incurred in connection with the transactions contemplated by this Agreement not to exceed $10,000 in the aggregate.


              (m) 8-K Filing and Publicity. On or before the second business day following the Closing Date, the Company shall issue a press release describing the material terms and conditions of the transactions contemplated hereby (the "Press Release") and shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement and attaching this Agreement and the Press Release referred to below as exhibits to such filing (the "8-K Filing" including all attachments). Except as otherwise provided herein, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated by this Agreement; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations.


              (n) Stock Splits, Dividends and other Similar Events. The provisions of this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend, reorganization or other similar event that may occur with respect to the Company after the date hereof.


              (o) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.



                                      * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Purchase Agreement as of the date and year first above written.



                               NUTRITION 21, INC.

                               By:
                                   --------------------------------------------

                               Name:
                                     ------------------------------------------

                               Title:
                                      -----------------------------------------


                      [PURCHASER SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Purchase Agreement as of the date and year first above written.

                               NUTRITION 21, INC.

                               By:
                                   --------------------------------------------

                               Name:
                                     ------------------------------------------

                               Title:
                                      -----------------------------------------



                      [PURCHASER SIGNATURE PAGES TO FOLLOW]

                                SIGNATURE PAGE TO

                         COMMON STOCK PURCHASE AGREEMENT

                           DATED AS OF OCTOBER 9, 2003

                                  BY AND AMONG

                               NUTRITION 21, INC.

                        AND EACH PURCHASER NAMED THEREIN


         The undersigned hereby executes and delivers to Nutrition 21, Inc. the Common Stock Purchase Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                    Number of Shares: ______________________

                                    [PURCHASER]



                                    Signature:
                                              -------------------------------

                                    Name:
                                          -----------------------------------

                                    Title:
                                           ----------------------------------

                                    Address:
                                             --------------------------------





                                    Tax ID Number:
                                                    ----------------------------

                                    Exhibit A

                             Schedule of Purchasers


------------------------------------------ --------------------------------------- ----------------------------------------

         Name and Address                        Number of Purchased Shares                    Purchase Price
------------------------------------------ --------------------------------------- ----------------------------------------
                   XXX                                    570,000                                $456,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                    225,000                                $180,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                    455,000                                $364,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                    125,000                                $100,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                    125,000                                $100,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                    250,000                                $200,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                    312,500                                $250,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                    375,000                                $300,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                     93,750                                $75,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                     7,812                                  $6,249.60

------------------------------------------ --------------------------------------- ----------------------------------------

                  XZXX                                    148,438                                $118,750.40

------------------------------------------ --------------------------------------- ----------------------------------------

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                    280,000                                $224,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                    197,500                                $158,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                     22,500                                $18,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                    625,000                                $500,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                     31,250                                $25,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                    125,000                                $100,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                     31,250                                $25,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                   XXX                                     62,500                                $50,000.00

------------------------------------------ --------------------------------------- ----------------------------------------

                 TOTAL:                                  4,062,500                               $3,250,000
------------------------------------------ --------------------------------------- ----------------------------------------

                                    Exhibit B

                            Form of Legal Opinion of
                                 Oscar D. Folger

                                    Exhibit C

                                Disclosure Letter



         None.

                                   APPENDIX I

                               NUTRITION 21, INC.

                         STOCK CERTIFICATE QUESTIONNAIRE


         Pursuant to Section 4 of the Agreement, please provide us with the following information:

1. The exact name that your Purchased Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

         ----------------------------------

2. The relationship between the Purchaser of the Purchased Shares and the Registered Holder listed in response to item 1 above:

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------


3. The mailing address of the Registered Holder listed in response to item 1 above:

         -----------------------------------

         -----------------------------------

         -----------------------------------

         -----------------------------------

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

         -----------------------------------

                                   APPENDIX II

                               NUTRITION 21, INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE


A.       Part I

         In connection with the preparation of the Registration Statement, please provide us with the following information:

1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those
         shares   purchased   by  you  or  your   organization   through   other
         transactions:

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

                  _____ Yes         _____ No



         If yes, please indicate the nature of any such relationships below:

         =========================================================

         =========================================================

         =========================================================

         =========================================================

         =========================================================

         B.       Part II

         Pursuant to Section 4 of the Agreement, please provide us with the following information, and we will use your responses to qualify you for purposes of federal and state securities laws:


                               NUTRITION 21, INC.
                       INVESTOR SUITABILITY QUESTIONNAIRE

--------------------------------------------------------------------------------
                  ALL INFORMATION FURNISHED IN COMPLETING THIS
                  QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY

I.       STATUS AS ACCREDITED INVESTOR

         Please confirm whether or not the investor is an "accredited investor" as defined under the Securities Act of 1933, as amended {CHECK ONE BOX AS APPLICABLE}:

         The undersigned investor:     [ ] IS  an  accredited  investor,   by
                                           means  of  the  exemption  or
                                           exemptions listed below; or

                                       [ ] IS   NOT   an   accredited investor.

         If you indicated that you are an accredited investor, please check all applicable boxes to indicate the exemption qualifying you as an accredited investor, as provided in Rule 501(a) under the Securities Act of 1933, as amended

(p)      Individual Investors

         [ ] A director or executive officer of the Company;

         [ ] a person whose individual net worth (or joint net worth with spouse) exceeds $1 million;

         [ ] a person who had an individual income in excess of $200,000 in each of the two most recent years (or joint income with spouse in excess of $300,000 in each of such years) and has a reasonable expectation of reaching the same income level in the current year.

         (q) Non-Individual Investors

         [ ] a corporation, organization described in Section 501(c)(3) of the Internal Revenue Code, a Massachusetts or similar business trust or a partnership, in each case, not formed for the purpose of this investment, with total assets in excess of $5,000,000;

         [ ] a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 [a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives];

         [ ] a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

         [ ] an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

         [ ] a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

         [ ] an insurance company as defined in Section 2(13) of the Securities Act of 1933;

         [ ] an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or whose total assets exceed $5,000,000, or, if a self-directed plan, a plan whose investment decisions are made solely by persons who are accredited investors;

         [ ] a trust with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933.

         [ ] Other. Describe:______________________________________

             ______________________________________________________


II. RESIDENCE INFORMATION

Individual Investors:

(a) Please indicate each state in which you maintained your principal residence during the past three years and the dates during which you resided in each state._______________________________________________


--------------------------------------------------------------------------------

(b) Please indicate each state in which you are registered to vote, have a current driver's license or maintain a residence:_________________________


--------------------------------------------------------------------------------

Non-Individual Investors:

Please indicate the jurisdiction in which the entity is chartered and the jurisdiction in which it maintains its principal offices:___________________


--------------------------------------------------------------------------------

III.     INVESTMENT REPRESENTATION

         Are you purchasing the securities offered for your own account and for investment purposes only?

                           Yes [ ]  No [ ]

                           If no, please state for whom you are investing and/or the reason for investing.

                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

IV.      NON-ACCREDITED INDIVIDUAL INVESTORS

Each proposed individual investor that is not an "accredited investor" as provided above must complete the following additional information.



Business Information

Occupation:
           ------------------------------------------------------------------

Number of Years:
                -------------------------------------------------------------

Present Employer:
                 ------------------------------------------------------------

Position/Title:
               --------------------------------------------------------------



Income and Net Worth

Please indicate the approximate net income of you and your spouse for each of the last two years and expected income for this year:

2003: $__________________________

2002: $__________________________

2001: $__________________________

Please indicate your current net worth, together with the net worth of your spouse: $__________________________

Education

Please describe your educational background and degrees obtained, if any.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Relationship with Company

Please describe any pre-existing personal or business relationship between you and the Company or any of its officers, directors or controlling persons, including the nature and duration of such relationship.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Business and Investing Experience

Please describe in reasonable detail the nature and extent of your business, financial and investment experience which you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

V.       SIGNATURE

         The above information is true and correct in all material respects and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.



         Executed  at _______________________________, on _____________, 2003.




                                   (Signature)


                                   (Print Name

                                   ------------------------------------
                                   (Print Title if for an Entity)




IF THE INVESTMENT WILL BE MADE BY MORE THAN ONE PERSON OR ENTITY, WHETHER OR NOT AFFILIATED, PLEASE COMPLETE A COPY OF THIS QUESTIONNAIRE FOR EACH ENTITY.